Exhibit 99.1

Lantheus Releases Comprehensive Strategic Plan for Progenics

Lantheus’ Value-Creating Vision for Integrating and Executing Transaction is Best Path Forward for Progenics

Lantheus’ In-Place Infrastructure and Commercial Capabilities Will Ensure the Progress of AZEDRA, and the PyL and 1095 Programs

NORTH BILLERICA, Mass. – November 7, 2019 – Lantheus Holdings, Inc. (“Lantheus” or the “Company”), a leader in the development, manufacture and commercialization of innovative diagnostic imaging agents and products, today filed with the U.S. Securities and Exchange Commission (the “SEC”) the Company’s comprehensive strategic plan for the go-forward management of the Progenics Pharmaceuticals, Inc. (“Progenics”) product portfolio.

The Company’s strategic plan provides Lantheus and Progenics stockholders with a clear, credible and thoughtful strategy in which Lantheus will leverage its existing infrastructure and long-standing expertise in complex manufacturing, supply chain and commercial excellence to deliver on the promise of Progenics’ product portfolio and maximize value for all stockholders. In particular, Lantheus notes the following:

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Lantheus has a clear track record of creating significant stockholder value, founded on in-house operational excellence, commercial expertise, financial discipline and robust corporate governance. The Company is uniquely capable of maximizing the value of the Progenics portfolio by deploying its management team, accomplished board of directors and strong balance sheet to successfully integrate Progenics and execute its value-maximizing strategic plan.

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Through its extensive due diligence process, Lantheus has identified immediate actions and investments in 2020 that are required to ensure the progress of AZEDRA and the PyL and 1095 programs. The Company is ready to act swiftly to ensure that the Progenics portfolio has the benefit of access to cost-effective capital, manufacturing capabilities, logistical support and personnel resources to succeed.

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With a focus on commercial, operational and clinical enhancements under the management of the proven Lantheus team, the Company’s strategic plan represents the highest value, most certain and expedient path forward to drive significant, long-term value for stockholders.

Lantheus enthusiastically shares the view of all Progenics stockholders in the long-term growth potential of the Progenics product portfolio. The next 12-18 months are critical to maximizing the value of Progenics’ portfolio, and in light of the manufacturing, clinical and commercial execution challenges recently disclosed by Progenics, Lantheus believes it is even more clear that its plan offers superior value to Progenics stockholders than any standalone scenario.

The Company’s comprehensive strategic plan, along with additional documents related to its proposed acquisition of Progenics, can be viewed at www.lantheusprogenics.transactionannouncement.com/, and can also be viewed on the SEC’s website at www.sec.gov.

About Lantheus Holdings, Inc. and Lantheus Medical Imaging, Inc.

Lantheus Holdings, Inc. is the parent company of LMI, a global leader in the development, manufacture and commercialization of innovative diagnostic imaging agents and products. LMI provides a broad portfolio of products, including the echocardiography contrast agent DEFINITY® Vial for (Perflutren Lipid Microsphere) Injectable Suspension and TechneLite® (Technetium Tc99m Generator), a technetium-based generator that provides the essential medical isotope used in nuclear medicine procedures. The Company is headquartered in North Billerica, Massachusetts with offices in Puerto Rico and Canada. For more information, visit www.lantheus.com.

Important Information For Investors And Stockholders

This document does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to appropriate registration or qualification under the securities laws of such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

In connection with the proposed transaction, Lantheus Holdings intends to file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 that will include a joint proxy statement of Lantheus Holdings and Progenics that also constitutes a prospectus of Lantheus Holdings. Each of Lantheus Holdings and Progenics also plan to file other relevant documents with the SEC regarding the proposed transaction. Any definitive joint proxy statement/prospectus (if and when available) will be mailed to stockholders of Lantheus Holdings and Progenics. INVESTORS AND SECURITY HOLDERS OF LANTHEUS HOLDINGS AND PROGENICS ARE STRONGLY ENCOURAGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the registration statement and the joint proxy statement/prospectus (if and when available) and other documents filed with the SEC by Lantheus Holdings or Progenics through the website maintained by the SEC at https://www.sec.gov.

Copies of the documents filed with the SEC by Lantheus Holdings will also be available free of charge on Lantheus Holdings’ website at https://www.lantheus.com/ or by contacting Lantheus Holdings’ Investor Relations Department by email at ir@lantheus.com or by phone at (978) 671-8001. Copies of the documents filed with the SEC by Progenics will also be available free of charge on Progenics’ internet website at https://www.progenics.com/ or by contacting Progenics’ Investor Relations Department by email at mdowns@progenics.com or by phone at (646) 975-2533.

Certain Information Regarding Participants

Lantheus Holdings, Progenics, and their respective directors and executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Lantheus Holdings is set forth in its Annual Report on Form 10-K for the year ended December 31, 2018, which was filed with the SEC on February 20, 2019, its definitive proxy statement for its 2019 annual meeting of stockholders, which was filed with the SEC on March 15, 2019, and its Current Report on Form 8-K, which was filed with the SEC on March 25, 2019. Other information regarding the participants of Lantheus Holdings in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available.

Information about the directors and executive officers of Progenics is set forth in its Annual Report on Form 10-K for the year ended December 31, 2018, which was filed with the SEC on March 15, 2019 and amended on April 30, 2019, and its definitive proxy statement for its 2019 annual meeting of stockholders, which was filed with the SEC on May 30, 2019. Other information regarding the participants of Progenics in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available. You may obtain these documents (when they become available) free of charge through the website maintained by the SEC at https://www.sec.gov and from Investor Relations at Lantheus Holdings or Progenics as described above.

Cautionary Statement Regarding Forward-Looking Statements

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties and are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based upon current plans, estimates and expectations that are subject to various risks and uncertainties. The inclusion of forward-looking statements should not be regarded as a representation that such plans, estimates and expectations will be achieved. Words such as “anticipate,” “expect,” “project,” “intend,” “believe,” “may,” “will,” “should,” “plan,” “could,” “target,” “contemplate,” “estimate,” “predict,” “potential,” “opportunity,” “creates” and words and terms of similar substance used in connection with any discussion of future plans, actions or events identify forward-looking statements. All statements, other than historical facts, including the expected timing of the closing of the merger; the ability of the parties to complete the merger considering the various closing conditions; the expected benefits of the merger, such as efficiencies, cost savings, synergies, revenue growth, creating shareholder value, growth potential, market profile, enhanced competitive position, and financial strength and flexibility; the competitive ability and position of the combined company; and any assumptions underlying any of the foregoing, are forward-looking statements. Important factors that could cause actual results to differ materially from Lantheus Holdings’ and Progenics’ plans, estimates or expectations could include, but are not limited to: (i) Lantheus Holdings or Progenics may be unable to obtain stockholder approval as required for the merger; (ii) conditions to the closing of the merger may not be satisfied; (iii) the merger may involve unexpected costs, liabilities or delays; (iv) the effect of the announcement of the merger on the ability of Lantheus Holdings or Progenics to retain and hire key personnel and maintain relationships with customers, suppliers and others with whom Lantheus Holdings or Progenics does business, or on Lantheus Holdings’ or Progenics’ operating results and business generally; (v) Lantheus Holdings’ or Progenics’ respective businesses may suffer as a result of uncertainty surrounding the merger and disruption of management’s attention due to the merger; (vi) the outcome of any legal proceedings related to the merger; (vii) Lantheus Holdings or Progenics may be adversely affected by other economic, business, and/or competitive factors; (viii) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (ix) risks that the merger disrupts current plans and operations and the potential difficulties in employee retention as a result of the merger; (x) the risk that Lantheus Holdings or Progenics may be unable to obtain governmental and regulatory approvals required for the transaction, or that required governmental and regulatory approvals may delay the transaction or result in the imposition of conditions that could reduce the anticipated benefits from the proposed transaction or cause the parties to abandon the proposed transaction; (xi) risks that the anticipated benefits of the merger or other commercial opportunities may otherwise not be fully realized or may take longer to realize than expected; (xii) the impact of legislative, regulatory, competitive and technological changes; (xiii) expectations for future clinical trials, the timing and potential outcomes of clinical studies and interactions with regulatory authorities; and (xiv) other risks to the consummation of the merger, including the risk that the merger will not be consummated within the expected time period or at all. Additional factors that may affect the future results of Lantheus Holdings and Progenics are set forth in their respective filings with the SEC, including each of Lantheus Holdings’ and Progenics’ most recently filed Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the SEC, which are available on the SEC’s website at www.sec.gov. Readers are urged to consider these factors carefully in evaluating these forward-looking statements, and not to place undue reliance on any forward-looking statements. Readers should also carefully review the risk factors described in other documents that Lantheus Holdings and Progenics file from time to time with the SEC. The forward-looking statements in this document speak only as of the date of these materials. Except as required by law, Lantheus Holdings and Progenics assume no obligation to update or revise these forward-looking statements for any reason, even if new information becomes available in the future.

Investor Contact:

Mark Kinarney

978-671-8001

ir@lantheus.com

Media Contacts:

Sard Verbinnen & Co

Stephen Pettibone / Warren Rizzi / TJ White

212-687-8080

lantheus-svc@sardverb.com